VALIC Company I Prospectus, April 27, 2020
SAVING : INVESTING : PLANNING

VALIC Company I (“VC I”) is a mutual fund complex made up of 34 separate funds, one of which is described in this prospectus. The investment objective of the Systematic Core Fund (formerly, Growth & Income Fund) is to seek to provide long-term growth of capital through investment in common stocks. The Fund is explained in more detail in its Fund Summary contained herein.

Ticker Symbol:
Systematic Core Fund (formerly, Growth & Income Fund)	VCGAX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

The following disclosure does not apply to investors who own fund shares beneficially through a variable insurance contract. Each applicable insurance company will provide information regarding delivery of fund shareholder reports to its contract owners.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Registrant’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Registrant. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Registrant or VALIC Retirement Services Company (“VRSCO”), as your retirement plan recordkeeper, electronically by contacting us at 1-800-448-2542 or logging into your account at VALIC Online at www.valic.com.

You may elect to receive all future reports in paper free of charge. You can inform the Registrant or VRSCO that you wish to continue receiving paper copies of your shareholder reports by contacting 1-866-345-5954 or visiting FundReports.com and providing the 20-digit unique ID located above or below your mailing address. Your election to receive reports in paper will apply to all funds held within your employer-sponsored retirement plan account with VRSCO.

FUND SUMMARY: SYSTEMATIC CORE FUND (formerly, Growth & Income Fund)

Investment Objective

The Fund seeks to provide long-term growth of capital through investment in common stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%

Other Expenses	0.17%

Total Annual Fund Operating Expenses	0.92%

Fee Waivers and/or Expense Reimbursements[1]	(0.22)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Reimbursements[1]	0.70%

1 The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee through September 30, 2022, so that the advisory fee payable by the Fund to VALIC equals 0.53% of average monthly assets on the first $500 million and 0.505% of average monthly assets over $500 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include fee waivers for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$271	$488	$1,111

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve a higher risk-adjusted performance than the Russell 1000® Index (the “Index”) over the long term through a proprietary selection process employed by the Fund’s Subadviser. As of March 31, 2020, the median market capitalization of a company in the Index was approximately $7.8 billion and the dollar-weighted average capitalization of the companies in the Index was approximately $259.8 billion. The size of the companies in the Index changes with market conditions and the composition of the Index.

The Subadviser uses a rules-based methodology that emphasizes quantitatively-based stock selection and portfolio construction and efficient implementation. The Fund seeks to capture common sources of active equity returns, including the following factors: value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Subadviser seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The Subadviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Subadviser’s proprietary research.

The Subadviser constructs the Fund’s portfolio by investing in the securities comprising the Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. Based on the Subadviser’s process, the Fund expects that its portfolio will be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the Index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the Index), and that such weightings may change over time. The percentage of the Fund’s portfolio exposed to any single security will vary from time to time as the weightings of the securities within the Fund change. The degree to which components of the Fund represent certain sectors or industries may change over time.

The Subadviser will rebalance the Fund’s portfolio according to the process set forth above on a quarterly basis, and it generally employs a strategy to continue to hold securities between quarterly rebalancings, even if there are adverse developments concerning a particular security, an industry, the economy or the stock market generally. The Subadviser may reduce the position size of a security or sell the security during quarterly rebalancings if the security no longer has favorable scores in one or more of the four factors.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Disciplined Strategy Risk. The Fund will generally not deviate from its strategy, including to take temporary defensive positions (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund generally will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Factor-Based Investing Risk. There can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.

Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Management Risk. The investment style or strategy used by the subadviser may fail to produce the intended result. The subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, disease/virus, outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Index and the S&P 500® Index. Effective April 27, 2020, the Russell 1000® Index replaced the S&P 500® Index as the performance benchmark against which the Fund measures its performance. Fund management believes that the Russell 1000® Index is more representative of the securities in which the Fund invests. The Fund’s returns prior to April 27, 2020, as reflected in the Bar Chart and Table, are the returns of the Fund when it followed different investment strategies under the name “Growth & Income Fund.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Effective April 27, 2020, Goldman Sachs Asset Management L.P. (“GSAM”) assumed subadvisory responsibility for the Fund. From September 16, 2013 to April 26, 2020, the Fund was subadvised by J.P. Morgan Investment Management, Inc., and prior to September 16, 2013, the Fund was subadvised by SunAmerica Asset Management, LLC.

During the 10-year period shown in the bar chart, the highest return for a quarter was 14.93% (quarter ended March 31, 2012) and the lowest return for a quarter was -16.73% (quarter ended September 30, 2011). The year-to-date calendar return as of March 31, 2020 was -19.58%.

Average Annual Total Returns (For the periods ended December 31, 2019)

	1 Year	5 Years	10 Years
Fund	30.63%	10.61%	11.80%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	31.43%	11.48%	13.54%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.

The Fund is subadvised by GSAM.

Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Khalid (Kal) Ghayur, CFA, FSIP Managing Director	2020
Ronan G. Heaney Vice President	2020
Stephen C. Platt, CFA Vice President	2020

Purchases and Sales of Portfolio Shares

Shares of the Fund may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of the Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Fund does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract contains additional information about purchases and redemptions of the Fund’s shares.

Tax Information

The Fund will not be subject to U.S. federal income tax to the extent it distributes its income and gains, and the separate accounts that receive these ordinary income and capital gain dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund is not sold directly to the general public but instead is offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Fund and its related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Fund as an underlying investment option in a variable contract. Visit your sponsoring insurance company’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The Fund’s investment objective, principal investment strategies and principal risks are described in the Fund Summary. Descriptions of the Fund’s investments and risks are provided in the “Glossary” section under “Investment Terms” or “Investment Risks.”

The principal investment objective and strategies for the Fund in this Prospectus are non-fundamental and may be changed by the Board of Directors of VALIC Company I (“VC I”) without investor approval. References to “net assets” in the Prospectus take into account any borrowings for investment purposes by the Fund. Unless stated otherwise, all percentages are calculated as of the time of purchase.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”), that provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries, of those contractual arrangements and those contractual arrangements cannot be enforced by shareholders.

This Prospectus and the Statement of Additional Information (“SAI”) provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Fund may invest in limited instances. These other securities and investment techniques are listed in the SAI, which you may obtain free of charge (see back cover).

Systematic Core Fund

The Fund seeks to provide long-term growth of capital through investment in common stocks. The Fund seeks to achieve a higher risk-adjusted performance than the Index over the long term through a proprietary selection process employed by the Fund’s Subadviser. In managing the Fund, GSAM uses a rules-based methodology that involves two steps.

Step One

In the first step, individual factor portfolios are constructed at the same level of targeted tracking error to the Index. GSAM assigns all securities in the Index a “factor score” that is derived from the measurements described below to create four factor portfolios.

•

Value: The value measurement is a composite of three valuation measures, which consist of book value-to-price, sales-to-price and free cash flow-to-price (earnings-to-price ratios are used for financial stocks or where free cash flow data are not available).

•	Momentum: The momentum measurement is based on beta- and volatility-adjusted daily returns over an 11-month period ending one month prior to the rebalance date.

•	Quality: The quality measurement is gross profit divided by total assets or return on equity for financial stocks or when gross profit is not available.

•	Low Volatility: The volatility measurement is defined as the inverse of the standard deviation of past 12-month daily total stock returns.

The securities are ranked and scored on each factor measurement independently. Based on these scores, securities with a favorable factor score will be generally overweight in the factor portfolio relative to the Index and securities with an unfavorable factor score will be generally underweight in the factor portfolio relative to the Index. Securities in each factor portfolio are also subject to minimum and maximum weights, depending on the securities’ relative weight in the Index. The Fund’s portfolio only includes long positions (i.e., short positions are impermissible).

Step Two

In the second step, GSAM combines the factor portfolios in equal weights to create the Fund’s portfolio. As part of this combination, offsetting security positions are calculated and netted across the factor portfolios. As part of this netting process, trades are generally reduced across factor portfolios by offsetting trades in one factor portfolio against weights in another factor portfolio, subject to all security weights remaining within the upper and lower bounds around the target weight.

GSAM will rebalance the Fund’s portfolio according to the process set forth above on a quarterly basis, and it generally employs a strategy to continue to hold securities between quarterly rebalancings, even if there are adverse developments concerning a particular security, an industry, the economy or the stock market generally. GSAM may reduce the position size of a security or sell the security during quarterly rebalancings if the security no longer has favorable scores in one or more of the four factors. GSAM may, in its discretion, make changes to its quantitative techniques or investment approach, including with respect to intra-quarter actions, from time to time.

INVESTMENT GLOSSARY

Investment Terms

The Fund’s investment objective, principal investment strategies and principal risks are described above. More detail on investments and investment techniques is shown below. The Fund may utilize these investments and techniques as noted.

Diversification

The Fund’s diversification policy limits the amount that the Fund may invest in certain securities. The Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the Investment Company Act of 1940 Act, as amended (the “1940 Act”). Except as noted in the Fund Summary, the Fund is diversified under the 1940 Act. The Fund is expected to satisfy the Code’s diversification requirements.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

•

Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

•	Preferred stock — Each share of preferred stock usually allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
•	Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include, but are not limited to, convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. More information about these equity securities is included elsewhere in this Prospectus or contained in the SAI, to the extent applicable.

Market cap ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in which the Fund invests may change over time. The Fund will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside of a specific range.

Lending Portfolio Securities

The Fund may make secured loans of its portfolio securities for purposes of realizing additional income. No lending may be made with any companies affiliated with VALIC. The Fund will only make loans to broker-dealers and other financial institutions deemed by State Street Bank and Trust Company (the “securities lending agent”) to be creditworthy. The securities lending agent also holds the cash and the portfolio securities of VALIC Company II. Each loan of portfolio securities will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. Such events may also trigger adverse tax consequences for the Fund. To the extent that either the value of the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Engaging in securities lending could also have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Money Market Securities

The Fund may invest part of its assets in high quality money market securities payable in U.S. dollars. A money market security is a high quality, short-term debt obligation that is eligible for inclusion in money market fund portfolios, in accordance with Rule 2a-7 under the 1940 Act.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

Investment Risks

Disciplined Strategy Risk. The Fund will generally not deviate from its strategy, including to take temporary defensive positions (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund generally will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Factor-Based Investing Risk. There can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.

Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Management Risk. Different investment styles and strategies tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The investment style or strategy used by the Fund may fail to produce the intended result. Moreover, the Fund may outperform or underperform funds that employ a different investment style or strategy. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, disease/virus, outbreaks and epidemics). The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the subadviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like markets generally, the investment performance of the Fund will fluctuate, so an investor may lose money over short or even long periods.

Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

About the Indices

Unlike mutual funds, the indices do not incur expenses. If expenses were deducted, the actual returns of each index would be lower.

The Russell 1000® Index is a market capitalization-weighted benchmark index made up of the 1000 largest U.S. stocks in the Russell 3000® Index.

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

ACCOUNT INFORMATION

VC I Shares

VC I is an open-end management investment company and may offer shares of the Fund for sale at any time. However, VC I offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.

Buying and Selling Shares

As a participant in a Variable Contract, Plan, or IRA, you do not directly buy shares of the funds that make up VC I. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the fund in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the fund according to your instructions. After you invest in a fund, you participate in fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of a fund, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the fund.

For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Fund;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Variable Contract prospectus, Plan document or custodial agreement. The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, VC I reserves the right to refuse to sell shares of the Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Execution of requests. VC I is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next net asset value (“NAV”) to be calculated after the request is accepted by VC I. If the order is received by VC I, or the insurance company as its authorized agent, before VC I’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

Normally, VC I redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of the Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC I’s shareholders. For these purposes, the SEC determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Your redemption proceeds typically will be sent within three business days after your request is submitted, but in any event, within seven days. Under normal circumstances, VC I expects to meet redemption requests by using cash or cash equivalents in the Fund’s portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit.

Frequent or Short-term Trading

The Fund, which is offered only through Contracts, Plans or IRAs, is intended for long-term investment and not as a frequent short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Directors has adopted policies and procedures with respect to market timing activity as discussed below. VC I believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the subadviser to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Shares of the Fund are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC I to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. VC I’s policy is that the Fund will rely on the Financial Intermediaries to monitor market timing within the Fund to the extent that VC I believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of the Fund.

There is no guarantee that VC I will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC I detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC I becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC I has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC I reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that VC I determines not to be in the best interest of the Fund. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC I.

Payments in Connection with Distribution

VALIC and its affiliates may receive revenue sharing payments from the subadviser to the Fund in connection with certain administrative, marketing and other servicing activities, which payments help offset costs for education, marketing activities and training to support sales of the Fund, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the subadviser.

Selective Disclosure of Portfolio Holdings

VC I’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

How Shares are Valued

The NAV for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. The NAV for the Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Investments in registered investment companies that do not trade on an exchange are valued at the end of the day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of a security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund is not open to purchases or redemptions.

During periods of extreme volatility or market crisis, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income

Dividends from net investment income are declared and paid annually. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund.

Distributions from Capital Gains

When the Fund sells a security for more than it paid for that security, a capital gain results. Distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences

As the owner of a Variable Contract, a participant under your employer’s Variable Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Variable Contract prospectus, Plan document, custodial agreement or your tax professional for further information concerning the federal income tax consequences to you of investing in the Fund.

The Fund will annually designate certain amounts of its dividends paid as eligible for the dividend received deduction. If the Fund incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Fund. The benefits to VALIC will not be passed to you or the Fund.

MANAGEMENT

Investment Adviser

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for the Fund. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC I. As investment adviser, VALIC oversees the day-to-day operations of the Fund and supervises the purchase and sale of Fund investments. VALIC employs investment subadvisers who make investment decisions for the Fund.

The investment advisory agreement between VALIC and VC I provides for VC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to the Fund in a manner approved by the Board of Directors. For more information on these agreements, see the “Investment Adviser” section in the SAI.

Investment Subadviser

VALIC works with an investment subadviser for the Fund. Subadvisers are financial services companies that specialize in certain types of investing. The subadviser’s role is to make investment decisions for the Fund according to the Fund’s investment objective and restrictions. VALIC compensates the subadviser out of the fees it receives from the Fund.

According to the agreement VALIC has with the subadviser, VALIC will receive investment advice for the Fund. Under this agreement, VALIC gives the subadviser the authority to buy and sell securities for the Fund. However, VALIC retains the responsibility for the overall management of the Fund. The subadviser may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that it selects. The subadviser may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the subadviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits the subadviser, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC I has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a subadviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. VC I and the subadviser have entered into a written contract, as required by the 1940 Act, to allow the subadviser’s affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits the subadviser or the subadviser’s affiliate, acting as principal, from engaging in securities transactions with the Fund, without an exemptive order from the SEC.

VALIC and the subadviser may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting the subadviser, the Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the subadviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the subadviser’s personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Board of Directors also reviewed the fees to be paid by VALIC to the subadviser. The subadvisory fees are not paid by the Fund. A discussion of the basis for the Board of Directors’ approval of the investment subadvisory agreement will be available in VC I’s annual report for the period ended May 31, 2020. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.”

VC I relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new unaffiliated subadvisers or replace existing subadvisers with an unaffiliated subadviser without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new subadvisory agreement. This allows VALIC to act more quickly to change subadvisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC I will provide investors with information about each new subadviser and its subadvisory agreement within 90 days of hiring the new subadviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the subadvisers and oversees the subadvisers’ compliance with the Fund’s investment objective, policies and restrictions.

The SAI provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund, and the structure and method used by the subadviser to determine their compensation.

Goldman Sachs Asset Management, L.P. (“GSAM”)

200 West Street, New York, NY 10282

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs & Co. LLC (“Goldman”). As of March 31, 2020, GSAM, including its investment advisory affiliates, had assets under management of approximately $1.665 trillion in total assets under supervision. Assets under supervision include assets under management and other client assets for which Goldman does not have full discretion.

The team responsible for managing the Fund is Khalid (Kal) Ghayur, Ronan G. Heaney and Stephen C. Platt.

Mr. Ghayur is the head of the ActiveBeta Equity Strategies business within GSAM’s Smart Beta Strategies Platform, overseeing the team’s customized, factor-based equity portfolios. Mr. Ghayur joined GSAM as a Managing Director upon GSAM’s acquisition of Westpeak Global Advisors (“Westpeak”) in June 2014. Prior to joining GSAM, Mr. Ghayur was the Managing Partner and Chief Investment Officer of Westpeak, a pioneer in the smart beta space with their patented ActiveBeta investment methodology.

Prior to joining Westpeak in 2007, Mr. Ghayur was the Director of Research Policy at MSCI in New York, where he was a member of its Global Executive Committee and Chairman of the MSCI Index Policy Committee. In that capacity, Mr. Ghayur was responsible for MSCI’s global markets and benchmarking research and new product development. From 1994 to 2000, Mr. Ghayur was Global Head of Quantitative Research and Strategy for HSBC Asset Management in London, where he was responsible for the development and application of strategic and tactical asset allocation, fixed income modeling, stock selection techniques, portfolio construction and analysis, and risk management. From 1992 to 1994, Mr. Ghayur was a Senior Quantitative Analyst at Credit Lyonnais Asset Management in Paris, and from 1987 to 1991, he held the position of Portfolio Manager at Union National Bank in Abu Dhabi, where he was responsible for managing the bank’s UK and US investment portfolios.

Mr. Ghayur has served on the Board of Governors of the CFA Institute, the Board’s Nominating Committee, and as Chairman of the Board’s External Relations and Volunteer Involvement Committee. He is a former trustee of the CFA Institute Research Foundation. Mr. Ghayur was a member of the Editorial Board of Financial Analysts Journal and was founding President of the UK Society of Investment Professionals. Mr. Ghayur received an MBA in Finance and International Business from the École Nationale des Ponts et Chaussées, Paris, and an MA and BA in Economics from the University of Karachi. He is a CFA charterholder, a member of the CFA Institute, and a Fellow of the Society of Investment Professionals

(“FSIP”). He is also a Diplomaed Associate of the Institute of Bankers Pakistan.

Mr. Heaney is the head of research for the ActiveBeta Equity Strategies business within GSAM’s Smart Beta Strategies Platform. He is responsible for investment research activities, including improving quantitative investment models and portfolio construction methodologies and identifying and testing new model components and implementation techniques. Mr. Heaney joined GSAM following GSAM’s acquisition of Westpeak in June 2014. Prior to joining GSAM, Mr. Heaney was the Director of Research for Westpeak, pioneering Westpeak’s patent Methods and Systems for Building and Managing Portfolios based on Ordinal Ranks of Securities.

Prior to joining Westpeak in 1998, Mr. Heaney was employed by Multum Information Services in Denver, Colorado, as a Software Architect. From 1992 to 1996, he held the position of Senior Software Developer at Swiss Bank Corporation in Chicago. Mr. Heaney received an MS in Computer Science from Purdue University, where he was awarded a Fulbright Fellowship, and a BS in Applied Physics from Dublin University, Ireland.

Mr. Platt is a senior portfolio manager for the ActiveBeta Equity Strategies business within GSAM’s Smart Beta Strategies Platform. He is responsible for portfolio management, including portfolio construction and risk management of global developed and emerging market equity portfolios and custom indexes. Mr. Platt joined GSAM following GSAM’s acquisition of Westpeak in June 2014. Prior to joining GSAM, Mr. Platt oversaw the management of $10 billion in client assets in a variety of global quantitative investment strategies, including domestic and international long-only, enhanced index, active extension (130/30) and a market neutral hedge fund at Westpeak.

Prior to joining Westpeak in 1999, Mr. Platt was cofounder and Senior Vice President of Cordillera Asset Management in Denver, Colorado. Mr. Platt’s career in the investment industry began in 1989, and he has been an institutional quantitative equity portfolio manager since 1992. Mr. Platt received a BS in Finance from the University of Colorado, Boulder. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

From September 16, 2013 to April 26, 2020, the Fund was subadvised by J.P. Morgan Investment Management, Inc., and prior to September 16, 2013, the Fund was subadvised by SunAmerica Asset Management, LLC.

How VALIC is Paid for its Services

The Fund pays VALIC a monthly fee based on a percentage of average daily net assets.

A discussion of the basis for the Board of Directors’ approval of the investment advisory agreement is available in VC I’s semi-annual report for the period ended November 30, 2019. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.” For the fiscal year ended May 31, 2019, the Fund paid VALIC 0.75% of the Fund’s average monthly net assets.

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pays in monthly expenses each year. However, VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee, as shown in the Annual Fund Operating Expenses table in the Fund’s Summary. The Fund’s Advisory Fee Waiver Agreement may be modified or discontinued prior to September 30, 2022, only with the approval of the Board of Directors of VC I, including a majority of the directors who are not “interested persons” of VC I as defined in the 1940 Act.

Additional Information About Fund Expenses

Commission Recapture Program. A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. VC I’s Board of Directors has determined that a commission recapture arrangement with Capital Institutional Services, Inc. is in the best interest of the Fund and its shareholders. Through the commission recapture program, a portion of the Fund’s expenses have been reduced. “Other Expenses,” as reflected in the Annual Fund Operating Expenses in the Fund Summary, do not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. For more information about the commission recapture program, see the SAI.

Expense Limitations. VALIC has contractually agreed to reimburse the expenses of the Fund through September 30, 2020, so that the Fund’s Total Annual Fund Operating Expenses do not exceed 0.85% of average daily net assets. For the purposes of the waived fee and reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2015 through 2019 (except for the period ended November 30, 2019, which is unaudited) have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of VC I, whose report, along with the Fund’s financial statements, is included in the VC I annual report to shareholders which is available upon request. The Fund’s unaudited financial statements for the semi-annual period ended November 30, 2019, are included in the VC I semi-annual report to shareholders which is also available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Systematic Core Fund
	Six Months Ended November 30, 2019#		Year Ended May 31,
			2019	2018	2017	2016	2015

PER SHARE DATA
Net asset value at beginning of period	$20.35		$22.23	$20.70	$18.44	$19.70	$17.74

Income (loss) from investment operations:
Net investment income (loss)(d)	0.10		0.21	0.19	0.20	0.20	0.20
Net realized and unrealized gain (loss) on investments and foreign currencies	2.96		0.43	2.34	2.94	(0.34)	1.94

Total income (loss) from investment operations	3.06		0.64	2.53	3.14	(0.14)	2.14

Distributions from:
Net investment income	–		(0.21)	(0.21)	(0.24)	(0.24)	(0.18)
Net realized gain on securities	–		(2.31)	(0.79)	(0.64)	(0.88)	–

Total distributions	–		(2.52)	(1.00)	(0.88)	(1.12)	(0.18)

Net asset value at end of period	$23.41		$20.35	$22.23	$20.70	$18.44	$19.70

TOTAL RETURN(a)	15.04%		2.87%	12.17%	17.22%	0.08%	12.11%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.85	%@	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.91	%@	0.92%	0.90%	0.91%	0.91%	0.90%
Ratio of expense reductions to average net assets	0.00	%@	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	0.95	%@	0.95%	0.88%	1.03%	1.08%	1.05%
Ratio of net investment income (loss) to average net assets(c)	0.88	%@	0.88%	0.83%	0.97%	1.02%	1.00%
Portfolio turnover rate	22%		44%	43%	34%	33%	38%
Number of shares outstanding at end of period (000’s)	5,534		5,774	5,767	5,822	6,176	6,180
Net assets at end of period (000’s)	$129,536		$117,501	$128,172	$120,515	$113,885	$121,742

#	Unaudited
@	Annualized
(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE

The Statement of Additional Information (“SAI”) incorporated by reference into this prospectus contains additional information about VC I’s operations.

Further information about the Fund’s investments is available in VC I’s annual and semi-annual reports to shareholders. VC I’s annual report discusses market conditions and investment strategies that significantly affected the Fund’s performance results during its last fiscal year.

The Variable Annuity Life Insurance Company (“VALIC”) can provide you with a free copy of these materials or other information about VC I. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648. VC I’s prospectus, SAI, and shareholder reports are available online at https://www.valic.com/onlineprospectus.

The Securities and Exchange Commission (“SEC”) maintains copies of these documents, which are available on the EDGAR Database on the SEC’s web site at http://www.sec.gov. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov. A duplicating fee will be assessed for all copies provided by the SEC.

Investment Company Act filing number 811-03738